Janus Investment Fund

Janus Henderson Select Value Fund

Supplement dated March 29, 2019

to Currently Effective Prospectuses

At a meeting held on March 14, 2019, the Board of Trustees (the “Trustees”) of Janus Henderson Select Value Fund (the “Fund”) approved an 80% investment policy, and an amended and restated investment advisory agreement that reflects a new benchmark index for purposes of calculating the Fund’s performance-based investment advisory fee (the “Proposed Benchmark Change”), as described below. These changes are contingent on shareholder approval of the Proposed Benchmark Change and are part of a broader initiative involving repositioning the Fund (the “Repositioning”) to shift its focus from investing primarily in the common stocks of companies of any size to investing primarily in the common stocks of small- and mid-sized companies. Also, if the Proposed Benchmark Change is approved, the Fund’s name will be changed to “Janus Henderson Small-Mid Cap Value Fund.” The Repositioning will not result in a change to the value-oriented investment approach used to manage the Fund, which focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community.

A brief summary of the proposed changes follows:

Repositioning Element	Current	Proposed New

Principal Investment Strategies	The Fund pursues its investment objective by investing primarily in the common stocks of companies of any size whose stock prices are believed to be undervalued by the Fund’s portfolio manager.	The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small- and mid-sized companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization of companies included in the Russell 2500™ Value Index.
Portfolio Managers	Alec Perkins	Kevin Preloger and Justin Tugman

Benchmark Index	Russell 3000® Value Index	Russell 2500™ Value Index

If the Proposed Benchmark Change is approved, the Fund’s benchmark index will change from the Russell 3000® Value Index to the Russell 2500™ Value Index. The benchmark index is used to compare the Fund’s performance to a broad-based securities market index, and is also used to calculate the performance-based investment advisory fee rate paid by the Fund to Janus Capital Management LLC (“Janus Capital”), the Fund’s investment adviser, by comparing the investment performance of the Fund to the benchmark index over a specified measurement period. As a result of the Fund’s performance-based investment advisory fee structure, changing the benchmark index may impact the advisory fees paid by the Fund to Janus Capital, including resulting in a higher advisory fee rate paid to Janus Capital.

As stated in the table above, the Fund currently invests primarily in the common stocks of companies of any size whose stock prices are believed to be undervalued by the Fund’s portfolio manager. If the Proposed Benchmark Change is approved by shareholders, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small- and mid-sized companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2500™ Value Index. In pursuing this new investment strategy, the Fund will continue to invest primarily in the stocks of companies whose stock prices are believed to be undervalued by the Fund’s portfolio managers.

The Fund’s amended and restated investment advisory agreement reflecting the implementation of the Russell 2500™ Value Index as the benchmark index, if approved by shareholders, will take effect on or about August 1, 2019, or as soon as practicable after shareholder approval is obtained. Because the performance-based advisory fee is based upon a rolling 36-month performance measurement period, comparisons to the Russell 2500™ Value Index will not be fully implemented until 36 months after the effective date of the benchmark index change. During the transition period, the Fund’s performance will be compared to the Russell 3000® Value Index for the portion of the performance measurement period prior to the adoption of the Russell 2500™ Value Index, and to the performance of the Russell 2500™ Value Index for the remainder of the period.

Shareholders of record of the Fund as of May 20, 2019 are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding the Proposed Benchmark Change. The shareholder meeting is expected to be held on or about July 11, 2019.

Please retain this Supplement with your records.